UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section

13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 15, 2006

LYONDELL CHEMICAL COMPANY

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-10145 95-4160558

(Commission File Number) (I.R.S. Employer Identification No.)

1221 McKinney Street, Suite 700, Houston, Texas 77010

(Address of principal executive offices) (Zip Code)

(713) 652-7200

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The description set forth below is qualified in its entirety by the full text of the document to which it refers, which document is incorporated herein by reference.

Item 1.01 Entry into a Material Definitive Agreement.

On November 15, 2006, Lyondell Chemical Company (the "Company") entered into an amendment (the "Amendment") to the Rights Agreement (the "Rights Agreement") dated December 8, 1995, as amended, to remove American Stock Transfer & Trust Company as rights agent and to substitute Computershare Trust Company, N.A. as rights agent. The Amendment is incorporated by reference into this Current Report on Form 8-K as Exhibit 4.4(d).

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

4.4(d) Amendment to Rights Agreement dated effective as of November 15, 2006 (incorporated herein by this reference to Exhibit 4.5 of our Form 8-A/A filed November 15, 2006)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LYONDELL CHEMICAL COMPANY

Date: November 15, 2006 By:/s/ Kerry A. Galvin

Name: Kerry A. Galvin

Title: Senior Vice President and

General Counsel

INDEX TO EXHIBITS

Exhibit

Number Description

4.4(d) Amendment to Rights Agreement dated effective as of November 15, 2006 (incorporated herein by this reference to Exhibit 4.5 of our Form 8-A/A filed November 15, 2006)